UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 15, 2010 Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 Meeting Street Charleston, SC 29401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On April 13, 2010, there were a total of 4,002,910 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  The following matters were voted upon and approved by th shareholders at the 2010 Annual Meeting.

1.	the election of seventeen members to the Board of Directors

2.	the proposed 2010 Incentive Stock Option Plan including 300,000 shares to be reserved under this plan.

3.	the ratification of the appointment of Elliott Davis, LLC as the independent auditor for the fiscal year ending 2010.

The following is a summary of the voting results for each proposal presented to the shareholders:

As to proposal number one there were 2,502,096.6424320 shares represented in person or by proxy, constituting 62.5069% of the outstanding shares of the Company voted as follows:

NAME	FOR	WITHHELD	Broker Non-Vote

David W. Bunch	2,454,499.4905590	47,597.1518730	1,366,991
Graham M. Eubank, Jr.	2,455,299.4905590	46,797.1518730	1,366,991
Fleetwood S. Hassell	2,460,280.4905590	41,816.1518730	1,366,991
Glen B. Haynes	2,454,624.4905590	47,472.1518730	1,366,991
William L. Hiott, Jr.	2,459,330.4905590	42,766.1518730	1,366,991
Katherine M. Huger	2,460,280.4905590	41,816.1518730	1,366,991
Richard W. Hutson, Jr.	2,455,999.4905590	46,097.1518730	1,366,991
Charles G. Lane	2,459,230.4905590	42,866.1518730	1,366,991
Hugh C. Lane, Jr.	2,459,230.4905590	42,866.1518730	1,366,991
Louise J. Maybank	2,460,280.4905590	41,816.1518730	1,366,991
Linda J. Bradley-McKee	2,455,999.4905590	46,097.1518730	1,366,991
Alan I. Nussbaum	2,455,424.4905590	46,672.1518730	1,366,991
Edmund Rhett, Jr.	2,455,999.4905590	46,097.1518730	1,366,991
Malcolm M. Rhodes	2,455,633.4905590	46,463.1518730	1,366,991
David R. Schools	2,455,299.4905590	46,797.1518730	1,366,991
Sheryl G. Sharry	2,459,580.4905590	42,516.1518730	1,366,991
Thomas C. Stevenson, III	2,460,280.4905590	41,816.1518730	1,366,991

As to Proposal #2 for approval of the 2010 Omnibus Stock Incentive Plan, including 300,000 shares to be reserved under the plan, 2,398,119.420689 shares or 59.9094% voted in favor, 88,631.90957 shares voted against, 15,346.31217 shares abstained and there were 1,366,991 broker non-votes.

As to Proposal #3 for approval of Elliott Davis, LLC as independent auditors for the Company for the fiscal year ending December 31, 2010, 3,313,480.107211 shares or 82.7768% voted in favor, 5,065.49588 shares voted against, 15,173.18895 shares abstained and 116,196 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: April 15, 2010
/s/ Sheryl G. Sharry
Sheryl G. Sharry
Chief Financial Officer
Executive Vice President and Treasurer